Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.1815%



        Excess Protection Level
          3 Month Average   5.99%
          June, 1999   5.19%
          May, 1999   7.61%
          April, 1999   5.16%


        Cash Yield                                  17.44%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.18%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,888,448,838.9